UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):
April 26, 2006

USANA HEALTH SCIENCES, INC.

(Exact name of registrant as specified in its charter)

Commission File No. 0-21116

Utah	87-0500306
(State or other jurisdiction of	(IRS Employer Identification
incorporation)	Number)

3838 West Parkway Boulevard

Salt Lake City, Utah 84120

(Address of principal executive offices, Zip Code)

Registrant’s telephone number, including area code: (801) 954-7100

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01       Entry into a Material Definitive Agreement.

USANA Health Sciences, Inc. (the “Company”) previously reported on a Form 8-K filed with the Securities and Exchange commission on April 25, 2006, that at the 2006 Annual Meeting of Shareholders of the Company held on April 19, 2006, the shareholders of the Company approved the USANA Health Sciences, Inc. 2006 Equity Incentive Award Plan (the “Plan”). A copy of the Plan was filed as Exhibit 10.1 to such Form 8-K. The form of Stock Option Agreement for grants of non-statutory stock options under the Plan for Employees is filed as Exhibit 10.1 hereto, and is incorporated herein by reference. The form of Stock Option Agreement for grants of non-statutory stock options under the Plan for Directors who are not employees is filed as Exhibit 10.2 hereto, and is incorporated herein by reference. The form of Incentive Stock Option Agreement for grants of incentive stock options under the Plan is filed as Exhibit 10.3 hereto, and is incorporated herein by reference. The form of Stock-Settled Stock Appreciation Rights Award Agreement for grants of Stock Appreciation Rights under the Plan to employees is filed as Exhibit 10.4 hereto, and is incorporated herein by reference. The form of Stock-Settled Stock Appreciation Rights Award Agreement for grants of Stock Appreciation Rights under the Plan to directors who are not employees is filed as Exhibit 10.5 hereto, and is incorporated herein by reference. The form of Deferred Stock Unit Award Agreement for grants of deferred stock units to directors who are not employees under the Plan is filed as Exhibit 10.6 hereto, and is incorporated herein by reference.

Item 9.01       Financial Statements and Exhibits.

(d)         Exhibits

Exhibit No.	Description

10.1	Form of Stock Option Agreement for award of non-statutory stock options to employees under the USANA Health Sciences, Inc. 2006 Equity Incentive Award Plan.
10.2	Form of Stock Option Agreement for award of non-statutory stock options to directors who are not employees under the USANA Health Sciences, Inc. 2006 Equity Incentive Award Plan.
10.3	Form of Incentive Stock Option Agreement under the USANA Health Sciences, Inc. 2006 Equity Incentive Award Plan.
10.4	Form of Stock-Settled Stock Appreciation Rights Award Agreement for employees under the USANA Health Sciences, Inc. 2006 Equity Incentive Award Plan.
10.5	Form of Stock-Settled Stock Appreciation Rights Award Agreement for directors who are not employees under the USANA Health Sciences, Inc. 2006 Equity Incentive Award Plan.
10.6	Form of Deferred Stock Unit Award Agreement for grants of deferred stock units to directors who are not employees under the USANA Health Sciences, Inc. 2006 Equity Incentive Award Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USANA HEALTH SCIENCES, INC.

By:	/s/ Gilbert A. Fuller
Gilbert A. Fuller, Chief Financial Officer

Date: April 26, 2006